                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Great Guaranty Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                     [GREAT GUARANTY BANCSHARES LETTERHEAD]


March 31, 2000



Dear Shareholders,

The annual shareholder meeting of the Great Guaranty Bancshares, Inc. will be held May 10, 2000 at 10:00 a.m. in the Board Room of Guaranty Bank and Trust Company, 175 New Roads Street, New Roads, La. Enclosed you will find the notice of annual shareholder meeting, a proxy statement and a prospectus on the consolidated operations of Great Guaranty Bancshares and Guaranty Bank. Please date, sign and mail promptly the enclosed proxy ballot for which a return envelope is provided.

The main purpose of the meeting is to elect Directors for the next year. We are pleased to announce the nomination of a new individual, Chad Soprano, to serve on the Board of Directors together with the Directors currently serving.

As you are aware Guaranty Bank ended 1999 on a good note and the New, 2000 Millennium looks to be a promising year also. Our loan demand is increasing and we have new deposit products that we will be introducing in the near future.

Guaranty Banks Mission states, in part: "We provide value to our shareholders, customers, employees and community by exceeding expectations and ensuring quality results as a locally owned bank". Thank you for the support and confidence that you have extended over the years. We appreciate your business.

Very Truly Yours,


/s/ J. LEVY DABADIE, JR.                     /s/ J. WADE O'NEAL, III
------------------------------------         --------------------------------------
J. Levy Dabadie, Jr. - Director              J. Wade O'Neal, III-President/CEO/Director


/s/ DR. DONALD DOUCET                        /s/ H. T. OLINDE, JR.
------------------------------------         ------------------------------------
Dr. Donald Doucet - Director                 H. T. Olinde, Jr. - Chairman of the Board


/s/ SYLVESTER MUCKELROY                      /s/ J. LAYNE ORILLION
------------------------------------         -------------------------------
Mayor Sylvester Muckelroy - Director         J. Layne Orillion - Director


/s/ CRAIG A. MAJOR                           /s/ F. GREGORY ROY
------------------------------------         ---------------------------------
Craig A. Major - Director                    F. Gregory Roy - Director


                                 /s/ CHAD SOPRANO
                                 -------------------------
                                 Chad Soprano - Director

                         GREAT GUARANTY BANCSHARES, INC.
                              175 NEW ROADS STREET
                           NEW ROADS, LOUISIANA 70760



                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS



To the shareholders of Great Guaranty Bancshares, Inc.:

     PLEASE TAKE NOTICE that the 2000 Annual Meeting of Shareholders of Great Guaranty Bancshares, Inc. will be held at the offices of Guaranty Bank & Trust Company, 175 New Roads Street, New Roads, Louisiana on Wednesday, May 10, 2000 at 10:00 a.m. The Annual Meeting is being held to consider and act upon:

     (1)the election of nine (9) persons to the Board of Directors to serve until the 2001 Annual Meeting of Shareholders or until each of their successors is duly elected and qualified; and

     (2)such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has FIXED THE CLOSE OF BUSINESS ON MARCH 15, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, PLEASE EXECUTE, DATE AND RETURN the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

                            BY ORDER OF THE BOARD OF DIRECTORS


                            /s/ HUMPHREY T. OLINDE, JR.
                            Humphrey T. Olinde, Jr.
                            Chairman of the Board

New Roads, Louisiana
March, 2000

                                    IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                         GREAT GUARANTY BANCSHARES, INC.
                              175 NEW ROADS STREET
                           NEW ROADS, LOUISIANA 70760

                                 PROXY STATEMENT

                                  INTRODUCTION

     The accompanying Proxy is solicited on behalf of the Board of Directors of Great Guaranty Bancshares, Inc., a Louisiana corporation("Bancshares"), for use at the 2000 Annual Meeting of Shareholders of Bancshares, (the "Annual Meeting") to be held at 10:00 a.m. on Wednesday, May 10, 2000, at the offices of Guaranty Bank & Trust Company, 175 New Roads Street, New Roads, Louisiana, and any postponements or adjournments thereof. This Proxy Statement is being furnished in connection with the Annual Meeting. Bancshares anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders of Bancshares on approximately April 1, 2000.

     Shareholders are being asked at the Annual Meeting to elect the nine (9) persons identified below to the Bancshares Board of Directors to serve until the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     The Board of Directors has fixed the close of business on March 15, 2000 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, Bancshares had issued and outstanding and entitled to vote 143,374 shares of its common stock, $7.50 par value (the "Common Stock"). The Common Stock is the only outstanding class of voting securities of Bancshares. Each outstanding share of Common Stock will be entitled to one vote on each matter considered at the Annual Meeting. There is no cumulative voting. The enclosed form of Proxy provides a means for a shareholder to vote for all the nominees listed for director or to withhold authority to vote for one or more of those nominees. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of Bancshares or by filing a Proxy of a later date with the Secretary of Bancshares. The holders of a majority of the total voting power of the outstanding shares of Common Stock as of the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting, whether or not the shareholder abstains on all or any matter to be acted on at the Annual Meeting. Unless the shareholder specifies otherwise, a Proxy in the accompanying form which is properly executed and returned will be voted FOR the election as directors of the nine nominees listed in this Proxy Statement.

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of Annual Meeting of Shareholders will be paid by Bancshares. In addition to solicitation by use of the mail, solicitation of Proxies may also be made personally by directors, officers and employees of Bancshares, and no additional compensation will be paid to such individuals for the solicitation services.

     The principal executive offices of Bancshares are located at 175 New Roads Street, New Roads, Louisiana 70760, and its telephone number is (225) 638-8621.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of March 15, 2000 the following person was known by Bancshares to be the beneficial owner of five(5%) percent or more of the outstanding shares of Common Stock of Bancshares:

                           Name and Address of
Title of Class                Beneficial Owner       Shares Beneficially Owned  Percent of Class
--------------             -------------------       -------------------------  ----------------
Common Stock               H.T. Olinde, Jr.(1)                12,488                  8.71%
                           P.O. Box 440
                           New Roads, La 70760

--------------------
(1) Includes shares voted by Mr. Olinde but owned by B. Olinde & Sons (3.405 shares)

SECURITY OWNERSHIP OF MANAGEMENT

     The following table indicates the beneficial ownership as of March 15, 2000, of Bancshares Common Stock by (i) each director and each nominee for director of Bancshares, (ii) the chief executive officer of Guaranty Bank & Trust Co., a wholly owned subsidiary and the principal asset of Bancshares ("Guaranty Bank"), and (iii) all directors, nominees for director and executive officers of Bancshares and Guaranty Bank as a group:

Name and Position                          Shares Beneficially Owned            Percent of Class
-----------------                          -------------------------            ----------------
Joseph L. Dabadie, Director                           606                               *
Dr. Donald Doucet, Director                           340                               *
Craig A. Major, Director                              436                               *
Sylvester Muckleroy, Director                         221                               *
H.T. Olinde, Jr., Director                         12,488                            8.71%
J. Layne Orillion, Director                           150                               *
F. Gregory Roy, Director                              348                               *
M. Chad Soprano, Nominee                              140                               *
J. Wade O'Neal,Guaranty Bank                          140                               *
President and Chief Executive Officer
Directors, Nominee, and Executive                  14,944                           10.42%
 Officers as a group (12)

---------------
 *less than 1.0%
**in accordance with Louisiana law, not less than 133 shares will be purchased upon initial election of any person as director.

                              ELECTION OF DIRECTORS

The number of directors to be elected at the meeting to constitute the Board of Directors has been fixed at nine (9), each to be elected for a term of one year and to serve until the next annual meeting of shareholders or until their successors shall be elected and qualified. The enclosed form of Proxy confers discretionary authority with respect to the election of directors, but no authority under the Proxy will be exercised to vote for the election of any person as a director,other than the persons named in this Proxy Statement who have been nominated by the present Board of Directors, unless for some reason not presently known, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the shareholders' meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast by the holders of Common Stock.

     Of the nominees for director, Messrs. Dabadie, Doucet, Major, Muckelroy, Olinde, Orillion and Roy are present directors of Bancshares. Mr. Soprano has not previously served as a director of Bancshares. The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

     Joseph L. Dabadie, Jr., age 73, has been a director since 1993. Mr. Dabadie retired from the U.S. Army in 1988 with the rank of Brigadier General, and since his retirement has worked as a safety director for Reliable Production, Inc.

     Dr. Donald Doucet, age 43, has been serving as a director since 1998. Dr. Doucet has been a practicing physician since 1985 and specializes in Internal Medicine.

     Craig A. Major, age 52, has been a director since 1993. Mr. Major has been a cattle rancher for over twenty five years. Mr. Major oversees various family real-estate investments, as well as his own.

     Sylvester Muckleroy, age 74, has been serving as a director since 1998. Mr. Muckleroy retired from the Pointe Coupee Parish School Board in 1988. Mr. Muckleroy is the Mayor of the City of New Roads and is currently serving his second term.

     H.T. Olinde, Jr, age 71, was a founder of Guaranty Bank in 1957 and serves as Chairman of the Board. Mr. Olinde served as a director from 1957 until his resignation in 1984 and was re-elected director in 1993 and has been serving since that time. Mr. Olinde is a shareholder and executive officer of B. Olinde & Sons, Inc., which owns and operates retail furniture stores, a wholesale beer distributorship, and various property interests.

     J. Layne Orillion, age 55, has been a director since 1993. Mr. Orillion is President and owner of Lo-Vac, Inc., which he founded in 1982. F. Gregory Roy, age 48, has been a director since 1993. Mr. Roy has been a 50% owner of P & G Farms, Inc. and has been in farming business since 1978.

     Michael Chad Soprano, age 35, is a nominee for director in 1999. Mr. Soprano has been the owner and operator of Soprano's Grocery in Livonia, Louisiana since 1997.

     The foregoing directors of Bancshares are also directors of Guaranty Bank. Additional directors of Guaranty Bank are J. Wade O'Neal, III; see discussion of "Executive Officers" below.

EXECUTIVE OFFICERS

     The executive officers of Guaranty Bank are as follows:

     Beverly B. David, age 56, has served as Senior Vice-President since May 1999 and Head of Bank Operations since 1989. Mrs. David also serves as Cashier and Security Officer, and as an Assistant Treasurer of Bancshares.

     Mark Major, age 44, has been employed at Guaranty Bank since March 1998 when he was hired as an Agricultural Lender. Mr. Major has been employed in the banking business for 13 years. He has served as Head of Lending and Compliance Officer since 1999.

     J. Wade O'Neal, III, age 43, has served as President and Chief Executive Officer and as a Director of Guaranty Bank since May 1999. He has been employed by Guaranty Bank for nineteen years in various aspects of the lending functions. Mr. O'Neal also serves as Treasurer and Authorized Representative of Bancshares.

     Mary Ann Pourciau, age 44, has served as Vice President since February 1998 and Marketing and Human Resources Officer since 1995. She has been employed by Guaranty Bank for 23 years. She also serves as Secretary to the Board of Guaranty Bank, and is an Assistant Treasurer of Bancshares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Various directors and executive officers of Guaranty Bank and Bancshares, and their respective family members and affiliated firms were customers of and have had transactions with Guaranty Bank during the past two years in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time from comparable transactions with other persons and did not, in the opinion of management, involve more than normal risks of collectibility or present other unfavorable features.

     Since the beginning of 1998, no transaction between Guaranty Bank or Bancshares and any executive officer, director, nominee for director or holder of more than 5%: of the common stock of Bancshares has involved an amount in excess of $60,000 except as indicated below, for which transactions the following information is provided: (i) name of the person; (ii) relationship to Bancshares/Guaranty Bank; (iii)nature of the transaction and (iv) the amount involved in the transaction.

     (i) Craig A. Major; (ii) director of Bancshares; (iii) personal loans to or endorsed by Mr. Major; (iv) a total of $40,000 outstanding at December 31, 1998, with $30,000 in available commitments.

     (i) J. Layne Orillion; (ii) director of Bancshares; (iii) loan and line of credit commitment to affiliate companies; (iv) a total of $1,459 outstanding at December 31, 1998 with $100,000 in available commitments; and a total of $228,370 outstanding at December 31, 1999 with $87,000 in available commitment.

     (i) F. Gregory Roy; (ii) director of Bancshares; (iii) loans and lines of credit commitments to Mr. Roy and affiliated entities; (iv) a total of $445,488 outstanding at December 31, 1998, with $310,000.00 in available commitments; and a total of $471,126 outstanding at December 31, 1999 with $245,000 in available commitments.

     (i) J. Wade O'Neal, III; (ii) president and Chief Executive Officer of Guaranty Bank and authorized representative of Bancshares; (iii) loan commitments to Mr. O'Neal; (iv)two loans of $200,000 and $121,326 respectively, both of which were originated and paid out in 1999.

                             MEETINGS AND COMMITTEES

     During the year ended December 31, 1999, twelve (12) regular meetings of the Board of Directors were held. All nominees for re-election attended at least 75% of such meetings. Directors receive$150 per month for their service on the Board of Directors and an additional $50.00 for each special meeting attended.

     The Board of Directors has no nominating, compensation or similar committees performing such functions at this time. All current members of the Board of Directors serve on the Audit Committee. The Audit Committee met one (1) time in 1999. The function of the Audit Committee is to review the engagement of the independent accountants; review with the independent accountants and management, Bancshares policies and procedures with respect to internal auditing, independent accounting and financial controls and review the reports of the independent accountants upon completion of their audit.

                             EXECUTIVE COMPENSATION

     Daniel R. Domingue, Jr. served as the authorized representative of Bancshares and as President and Chief Executive Officer of Guaranty Bank until his resignation in May 1999. He received aggregate cash compensation during the three years ended December 31, 1999 as set forth in the Summary Compensation Table below. J. Wade O'Neal, III was promoted to President and Chief Executive Officer of Guaranty Bank in May of 1999. He also serves as authorized representative of Bancshares. His aggregate cash compensation for 1999 is also set forth below. No executive officer or employee of Bancshares or Guaranty Bank earned aggregate compensation during any of the three years ended December 31, 1999 exceeding $100,000, except Daniel R. Domingue, Jr. in 1997.

                           SUMMARY COMPENSATION TABLE


Name  and Position                            Year     Salary      Bonus    Other compensation
                                              ----     ------      -----    ------------------
Daniel R. Domingue, Jr.                       1997    $75,000     $15,000      $10,990(1)
Former Guaranty Bank President and CEO        1998    $75,000     $10,000      $11,990(1)
                                              1999    $31,731       2,885        5,279(2)

J. Wade O'Neal, III                           1999    $67,315       4,702        3,662(2)
Guaranty Bank President and CEO

--------------------------
(1) Includes living allowance, 401 (k) matching contribution and incentive and vacation compensation.
(2) Includes 401 (k) matching contribution and incentive and vacation compensation.

     401(k) Plan. Under Guaranty Bank's 401 (k) Plan, officers and employees may make contributions to the Plan with pre-tax salary reductions. The Bank matches contributions up to three (3%) percent of the contributing employee's gross salary.

                                AUDITOR SERVICES

     Bancshares consolidated financial statements for the year ended December 31, 1999, were audited by the firm of Postlethwaite & Netterville, such firm chosen as Bancshares auditors until replaced by the Board of Directors. A representative of such firm will not be present at the 2000 Annual Meeting of Shareholders.

                             SHAREHOLDER PROPOSALS

     Any shareholder's proposal to be considered by Bancshares for inclusion in the 2001 Annual Meeting of Shareholders proxy material must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by Bancshares at its principal executive offices no later than December 31, 2000.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters which may be properly or are likely to be brought before the meeting. However, if any matters are properly brought before the meeting, the persons named in the enclosed Proxy will vote thereon as the Board of Directors recommends.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ F. GREGORY ROY
                                          F. Gregory Roy, Secretary


New Roads, Louisiana
March 15, 2000

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


                                   [P&N LOGO]

                                 C O N T E N T S


                                                                                                            Page
                                                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                                                  1


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
      December 31, 1999 and 1998                                                                            2 - 3


CONSOLIDATED STATEMENTS OF INCOME
      Years ended December 31, 1999, 1998 and 1997                                                          4 - 5


CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
      Years ended December 31, 1999, 1998 and 1997                                                          6 - 7


CONSOLIDATED STATEMENTS OF CASH FLOWS
      Years ended December 31, 1999, 1998 and 1997                                                          8 - 9


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                                 10 - 31


                                   [P&N LOGO]

                    [POSTLETHWAITE & NETTERVILLE LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders of Great Guaranty Bancshares, Inc.
New Roads, Louisiana


We have audited the accompanying consolidated statements of financial condition of Great Guaranty Bancshares, Inc. and Subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years during the three year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Guaranty Bancshares, Inc. and Subsidiary as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years during the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.


/s/ POSTLETHWAITE & NETTERVILLE


Baton Rouge, Louisiana
February 11, 2000

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1999 AND 1998

                                   A S S E T S


                                                          1999          1998
                                                       -----------   -----------
Cash and due from banks                                $ 2,161,137   $ 2,194,636

Interest-bearing deposits with banks                       792,408     2,175,631

Investment securities
available-for-sale                                      10,460,361    14,516,280

Investments in restricted equity securities                239,600       227,100

Loans receivable, net of allowance for loan losses
of $333,364 and $273,524, respectively                  25,572,115    21,896,375

Accrued interest receivable                                369,234       301,585

Premises and equipment, net                                474,303       572,214

Other assets                                                35,035        87,042
                                                       -----------   -----------



TOTAL ASSETS                                           $40,104,193   $41,970,863
                                                       ===========   ===========


The accompanying notes are an integral part of these consolidated financial statements.

                                   [P&N LOGO]

      L I A B I L I T I E S  A N D  S T O C K H O L D E R S'  E Q U I T Y


                                                                     1999           1998
                                                                 ------------    ------------
LIABILITIES
 Demand deposits                                                 $  5,922,179    $  6,162,018
 NOW deposits                                                       6,288,966       6,400,995
 Savings deposits                                                   6,935,700       7,714,140
 Time deposits, $100,000 and over                                   2,785,184       1,991,493
 Other time deposits                                               14,136,991      14,953,003
                                                                 ------------    ------------
     Total deposits                                                36,069,020      37,221,649

 Notes payable                                                        926,953       1,055,227
 Accrued expenses and other liabilities                               180,147         241,600
 Federal funds purchased and securities sold
   under agreements to repurchase                                          --         600,000
 Dividends payable                                                     35,843          35,843
                                                                 ------------    ------------
     Total liabilities                                             37,211,963      39,154,319
                                                                 ------------    ------------


COMMITMENTS AND CONTINGENCIES                                              --              --

STOCKHOLDERS' EQUITY
 Preferred stock-Series A, no par; 500,000 shares authorized;
    -0- shares issued and outstanding                                      --              --
 Preferred stock-Series B, no par; 2,000,000 shares authorized;
    -0- shares issued and outstanding                                      --              --
 Common Stock - $7.50 par value, 500,000 shares
    authorized; 143,374 shares issued and outstanding               1,075,305       1,075,305
 Additional paid-in capital                                         2,411,471       2,411,471
 Accumulated deficit                                                 (384,838)       (702,553)
 Accumulated other comprehensive income                              (209,708)         32,321
                                                                 ------------    ------------
     Total stockholders' equity                                     2,892,230       2,816,544
                                                                 ------------    ------------


   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 40,104,193    $ 41,970,863
                                                                 ============    ============

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 1 OF 2
                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


                                                            1999          1998         1997
                                                        -----------   -----------   -----------
INTEREST INCOME
   Interest and fees on loans                           $ 2,243,567   $ 2,048,586   $ 1,925,791
   Interest on investment securities                        756,025       824,878     1,185,028
   Interest on federal funds sold                            26,657       107,007        35,485
   Interest on deposits with banks                           79,995        91,473        29,856
                                                        -----------   -----------   -----------
       Total interest income                              3,106,244     3,071,944     3,176,160
                                                        -----------   -----------   -----------


INTEREST EXPENSE
   Interest on deposits                                   1,081,152     1,115,603     1,072,050
   Interest on notes payable                                 73,978        97,513       266,465
   Interest on federal funds purchased
    and securities sold under agreements to repurchase        5,837         1,459        17,141
                                                        -----------   -----------   -----------
       Total interest expense                             1,160,967     1,214,575     1,355,656
                                                        -----------   -----------   -----------


NET INTEREST INCOME                                       1,945,277     1,857,369     1,820,504

   Provision (credit) for loan losses                        81,700        26,288       (14,500)
                                                        -----------   -----------   -----------


NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                              1,863,577     1,831,081     1,835,004
                                                        -----------   -----------   -----------


NON-INTEREST INCOME
   Service charges on deposit accounts                      297,973       316,317       305,781
   Other service charges and fees                            25,402        19,461        22,229
   Other income                                               2,537         1,200        22,869
                                                        -----------   -----------   -----------
       Total non-interest income                            325,912       336,978       350,879
                                                        -----------   -----------   -----------


The accompanying notes are an integral part of these consolidated financial statements.

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 2 OF 2
                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997


                                                                    1999         1998         1997
                                                                 ----------   ----------   ----------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                $  855,473   $  899,954   $  914,462
   Occupancy expense                                                205,143      219,859      234,281
   Data processing fees                                             110,953      114,369      103,215
   Legal fees                                                        78,739       16,885      103,254
   Other expense                                                    379,408      388,812      383,487
                                                                 ----------   ----------   ----------
     Total non-interest expense                                   1,629,716    1,639,879    1,738,699
                                                                 ----------   ----------   ----------

INCOME BEFORE TAXES AND EXTRAORDINARY ITEM                          559,773      528,180      447,184

   Income tax expense                                               206,215      183,649      131,215
                                                                 ----------   ----------   ----------

INCOME BEFORE EXTRAORDINARY ITEM                                    353,558      344,531      315,969

EXTRAORDINARY ITEM

   Gain on forgiveness of debt (net of income tax of $294,953)           --           --    1,922,752
                                                                 ----------   ----------   ----------

NET INCOME                                                          353,558      344,531    2,238,721

   Premium paid on redemption of preferred stock                         --           --       62,359
                                                                 ----------   ----------   ----------

NET INCOME AVAILABLE FOR COMMON
 SHAREHOLDERS                                                    $  353,558   $  344,531   $2,176,362
                                                                 ==========   ==========   ==========

PER COMMON SHARE DATA:
   Income before extraordinary item                              $     2.47   $     2.40   $     1.77
   Extraordinary item                                                    --           --        13.41
                                                                 ----------   ----------   ----------

NET INCOME PER COMMON SHARE                                      $     2.47   $     2.40   $    15.18
                                                                 ==========   ==========   ==========

CASH DIVIDENDS PER SHARE                                         $     0.25   $     0.25   $       --
                                                                 ==========   ==========   ==========

   Average shares outstanding                                       143,374      143,374      143,374
                                                                 ==========   ==========   ==========


The accompanying notes are an integral part of these consolidated financial statements.

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                       CONSOLIDATED STATEMENTS OF CHANGES
                             IN STOCKHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



                                                                      Preferred Stock
                                                     ------------------------------------------------
                                                            Series A                 Series B
                                                     ----------------------    ----------------------
                                                       Shares       Amount      Shares       Amount
                                                     ---------    ---------    ---------    ---------

BALANCE, DECEMBER 31, 1996                              24,462    $ 126,037       21,559    $ 111,080
 Comprehensive income:
   Net income                                               --           --           --           --
   Net change in unrealized gain (loss) on securities
    available-for-sale, net of taxes of $19,866             --           --           --           --
 Comprehensive income                                       --           --           --           --

   Redemption of preferred stock
    at premium                                         (24,462)    (126,037)     (21,559)    (111,080)

   Dividends declared                                       --           --           --           --
                                                     ---------    ---------    ---------    ---------

BALANCE, DECEMBER 31, 1997                                  --           --           --           --
 Comprehensive income:
   Net income                                               --           --           --           --
   Net change in unrealized gain (loss) on securities
    available-for-sale, net of taxes of ($2,663)            --           --           --           --
 Comprehensive income                                       --           --           --           --

   Dividends declared                                       --           --           --           --
                                                     ---------    ---------    ---------    ---------

BALANCE, DECEMBER 31, 1998                                  --           --           --           --
 Comprehensive income:
   Net income                                               --           --           --           --
   Net change in unrealized gain (loss) on securities
    available-for-sale, net of taxes of ($124,681)          --           --           --           --
 Comprehensive income                                       --           --           --           --

   Dividends declared                                       --           --           --           --
                                                     ---------    ---------    ---------    ---------

BALANCE, DECEMBER 31, 1999                                  --    $      --           --    $      --
                                                     =========    =========    =========    =========


The accompanying notes are an integral part of these consolidated financial statements.

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

                                                                                                                      Accumulated
                                                      Common Stock        Additional                       Other          Total
                                              ------------------------     Paid-in       Accumulated   Comprehensive  Stockholders'
                                                Shares       Amount        Capital        Deficit         Income         Equity
                                              ---------   ------------   ------------   ------------   ------------   ------------
BALANCE, DECEMBER 31, 1996                      143,374   $  1,075,305   $  2,411,471   $ (3,151,760)  $     (1,072)  $    571,061
                                                                                                                      ------------
 Comprehensive income:
   Net income                                        --             --             --      2,238,721             --      2,238,721
   Net change in unrealized gain (loss) on
    securities available-for-sale, net of
    taxes of $19,866                                 --             --             --             --         38,563         38,563
                                                                                                                      ------------
 Comprehensive income                                --             --             --             --             --      2,277,284
                                                                                                                      ------------
   Redemption of preferred stock
    at premium                                       --             --             --        (62,359)            --       (299,476)

   Dividends declared                                --             --             --        (35,843)            --        (35,843)
                                              ---------   ------------   ------------   ------------   ------------   ------------

BALANCE, DECEMBER 31, 1997                      143,374      1,075,305      2,411,471     (1,011,241)        37,491      2,513,026
                                                                                                                      ------------
 Comprehensive income:
   Net income                                        --             --             --        344,531             --        344,531
   Net change in unrealized gain (loss) on
    securities available-for-sale, net of
    taxes of ($2,663)                                --             --             --             --         (5,170)         5,170
                                                                                                                      ------------
 Comprehensive income                                --             --             --             --             --        339,361
                                                                                                                      ------------
   Dividends declared                                --             --             --        (35,843)            --        (35,843)
                                              ---------   ------------   ------------   ------------   ------------   ------------
                                                143,374      1,075,305      2,411,471       (702,553)        32,321      2,816,544
                                                                                                                      ------------
BALANCE, DECEMBER 31, 1998                           --             --             --        353,558             --        353,558
 Comprehensive income:
   Net income                                        --             --             --             --       (242,029)      (242,029)
                                                                                                                      ------------
   Net change in unrealized gain (loss) on
    securities available-for-sale, net of
    taxes of ($124,681)                              --             --             --             --             --        111,529
                                                                                                                      ------------
 Comprehensive income
                                                     --             --             --        (35,843)            --        (35,843)
   Dividends declared                         ---------   ------------   ------------   ------------   ------------   ------------
                                                143,374   $  1,075,305   $  2,411,471   $   (384,838)  $ (209,708) #  $  2,892,230
BALANCE, DECEMBER 31, 1999                    =========   ============   ============   ============   ============   ============



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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 1 OF 2
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


                                                                  1999          1998           1997
                                                              -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                    $   353,558    $   344,531    $ 2,238,721
Adjustments to reconcile net income to net
  cash provided by operating activities:
     Depreciation                                                 110,633        118,517        121,111
     Provision for loan losses                                     81,700         26,288        (14,500)
     Deferred income tax expense                                   57,578        174,604        125,658
     Extraordinary item                                                --             --     (1,922,752)
     Net amortization on investment premium\discounts              61,229         39,372         43,422
     Stock dividends received                                     (12,500)       (12,900)       (12,100)
     Net gain on sale of other real estate                         (2,046)            --             --
     Net investment securities gains                                 (491)            --        (15,046)
     (Increase) decrease in accrued income and other assets       (91,174)         9,093        124,672
     Decrease in accrued expenses and other liabilities           (61,453)       (46,421)       (33,019)
                                                              -----------    -----------    -----------

       Net cash provided by operating activities                  497,034        653,084        656,167
                                                              -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales/maturities/principal
     paydowns of investment securities:
     Available-for-sale                                         5,753,152      5,806,803      9,937,654
  Purchase of investment securities
  Available-for-sale                                           (2,000,000)    (6,089,990)    (4,497,700)
  Net change in:
     Interest-bearing deposits with banks                       1,383,223     (1,977,631)     1,090,571
     Federal funds sold                                                --      1,125,000     (1,125,000)
     Loans                                                     (3,757,440)       520,404     (5,604,855)
  Purchase of equipment and building improvements                 (12,722)       (48,032)      (136,376)
  Proceeds from sale of real estate                                20,000         37,420             --
                                                              -----------    -----------    -----------

      Net cash provided by (used in) investing activities       1,386,213       (626,026)      (335,706)
                                                              -----------    -----------    -----------


The accompanying notes are an integral part of these consolidated financial statements.


                                       -8-


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 2 OF 2
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                            1999           1998           1997
                                                        -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net decrease in non-interest-bearing
   demand,savings, and NOW accounts                     $(1,130,308)   $   (12,331)   $  (236,777)
  Net increase (decrease) in time deposits                  (22,321)       131,748      1,104,855
  Payments on notes payable to banks                             --       (165,000)    (2,935,000)
  Payments on FHLB notes payable                           (128,274)      (119,026)      (110,453)
  Net changes in federal funds purchased and
   securities sold - repurchase agreement                  (600,000)       359,341       (459,431)
  Redemption of preferred stock                                  --             --       (299,476)
  Dividends paid                                            (35,843)       (35,843)            --
  Settlement proceeds                                            --             --      2,217,705
                                                        -----------    -----------    -----------

  Net cash provided by (used in) financing activities    (1,916,746)       158,889       (718,577)
                                                        -----------    -----------    -----------

  Net increase (decrease) in cash and cash equivalents      (33,499)       185,947       (398,116)

  Cash and cash equivalents - beginning of year           2,194,636      2,008,689      2,406,805
                                                        -----------    -----------    -----------

  Cash and cash equivalents - end of year               $ 2,161,137    $ 2,194,636    $ 2,008,689
                                                        ===========    ===========    ===========


Supplemental disclosures of cash flow information:

  Cash paid during the year for:

   Interest                                             $ 1,229,141    $ 1,221,664    $ 1,409,434
                                                        ===========    ===========    ===========

   Income taxes                                         $   142,000    $    12,320    $        --
                                                        ===========    ===========    ===========


The accompanying notes are an integral part of these consolidated financial statements.


                                       -9-


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS

     Great Guaranty Bancshares (the Company) is a bank holding company whose principal activity is the ownership and management of its wholly-owned subsidiary, Guaranty Bank and Trust (the Bank). The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Pointe Coupee Parish, Louisiana, and the surrounding area. The Bank operates under a state bank charter and provides full banking services. As a state bank, the Bank is subject to regulation by the Louisiana Office of Financial Institutions and the Federal Deposit Insurance Corporation.

     The accounting and reporting policies of Great Guaranty Bancshares, Inc. and Subsidiary conform to generally accepted accounting principles and the prevailing practices within the banking industry. A summary of significant accounting policies is as follows:

          PRINCIPLES OF CONSOLIDATION

          The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Guaranty Bank & Trust Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

          The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

          While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans could change materially in the near term. However, the amount of the change, if any, cannot be estimated.


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          SIGNIFICANT GROUP CONCENTRATIONS

          The Bank's loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent on regional economic conditions and conditions in the agricultural industry.

          INVESTMENT IN DEBT SECURITIES

          All of the Bank's investments in debt securities are classified as available-for-sale under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Debt and Equity Securities."

          Declines in the fair value of individual securities below their cost that are other than temporary result in write-downs of the individual securities to their fair value. The write-downs are included in earnings as realized losses as they occur.

          Unrealized holding gains and losses, net of tax, on securities are reported as a net amount in other comprehensive income.

          Realized gains and losses on the sale of securities are determined using the specific-identification method.

          LOANS RECEIVABLE

          The Bank grants mortgage, commercial and consumer loans to customers. A substantial portion of the loan portfolio is represented by mortgage loans throughout Pointe Coupee Parish. The ability of the Bank's debtors to honor their contracts is dependent upon the real estate, agricultural production and general economic conditions in this immediate area and the surrounding area.

          Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance.

          The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days delinquent unless the credit is well-secured and in process of collection. Credit card loans and other personal loans are typically charged off no later than 180 days past due. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.


                                      -11-


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)


          LOANS RECEIVABLE (continued)

          All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

          ALLOWANCE FOR LOAN LOSSES

          The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

          The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

          A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          FORECLOSED REAL ESTATE

          Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at the lower of the loan value or fair value at the date of foreclosure. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses of the real estate and changes in the valuation allowance are included in loss on foreclosed real estate.

          BANK PREMISES AND EQUIPMENT

          Bank premises and equipment are stated at cost less accumulated depreciation which is computed using either straight-line or accelerated methods over the estimated useful lives of the assets, which range from three to twenty years.

          INCOME TAXES

          Provisions for income taxes are based on taxes payable or refundable for the current year (after exclusion of non-taxable income such as interest on state and municipal securities) and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

          EARNINGS PER SHARE

          Earnings per share are calculated on the basis of the weighted average number of shares outstanding. Preferred stock dividends and premiums paid for redemptions of preferred stock are deducted from net income in performing the calculation.

          COMPREHENSIVE INCOME

          Comprehensive income is the change in stockholders' equity during the period from transactions and other events and circumstances from non-owner sources. Comprehensive income includes the change in unrealized gains (losses), net of taxes, on available-for-sale securities.

          CASH AND CASH EQUIVALENTS

          For purposes of reporting cash flows, cash and cash equivalents include cash and balances due from banks, federal funds sold and any other instrument with an original maturity of ninety days or less.


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

          In the ordinary course of business, the Bank has entered into off-balance sheet financial instruments consisting primarily of commitments to extend credit. Such financial instruments are recorded in the financial statements when they are funded.

          FAIR VALUES OF FINANCIAL INSTRUMENTS

          Statement of Financial Accounting Standards (SFAS) 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of Bancshares.

          The following methods and assumptions were used by Bancshares in estimating its fair value disclosures for financial instruments:

               Cash and Short-Term Instruments - The carrying amounts reported in the balance sheets for cash and cash equivalents approximate those assets' fair values.

               Interest-bearing deposits in other banks - Fair values for interest-bearing deposits in other banks are estimated using a discounted cash flow analysis that applies interest rates currently being offered on certificates to a schedule of aggregated contractual maturities on such time deposits.

               Investment Securities - Fair values for investment securities are based on quoted market prices, where applicable. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

               Loans Receivable - For variable-rate loans that re-price frequently and have no significant change in credit risk, fair values are based on carrying values. Fair values for certain mortgage loans (e.g., one-to-four family residential), credit card loans, and other consumer loans are based on quoted market prices of similar loans sold in conjunction with securitization transactions, adjusted for differences in loan characteristics. Fair values for commercial real estate and commercial loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Fair values for impaired loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

               Deposit liabilities - The fair values disclosed for demand deposits are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). The carrying amounts of variable-rate, fixed-term money market accounts and certificates of deposit approximate their fair values at the reporting date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

               Short-term borrowings - The carrying amounts of federal funds purchased, borrowings under repurchase agreements, and other short-term borrowings maturing within 90 days approximate their fair values. Fair values of other short-term borrowings are estimated using discounted cash flow analyses based on the Bank's current incremental borrowing rates for similar types of borrowing arrangements.

               Long-term debt - The fair values of the Company's long-term debt are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

               Accrued interest - The carrying amount of accrued interest payable approximates fair value.

               Off-Balance Sheet Instruments - Fair values for off-balance sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing.

          RECLASSIFICATION

          Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform with the current year presentation.

2.   RESTRICTION ON CASH AND DUE FROM BANKS

     The Bank is required to maintain reserve funds in cash or on deposit with the Federal Reserve Bank. The required reserve at December 31, 1999 was $217,000. The Bank customarily fulfills this requirement through maintenance of sufficient levels of vault cash.

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.   INVESTMENT SECURITIES

     Debt and equity securities consisted of the following:

                                                   December 31, 1999
                               -----------------------------------------------------------
                                                 Gross           Gross
                                Amortized      Unrealized      Unrealized        Fair
                                   Cost          Gains           Losses          Value
                               ------------   ------------    ------------    ------------
Available-for-Sale

U.S. Treasury & U. S. Agency   $  3,000,000   $        155    $   (100,580)   $  2,899,575
Mortgage-backed securities        6,149,011             --        (217,314)      5,931,697
Agency for International
  Development bonds               1,629,089             --              --       1,629,089
                               ------------   ------------    ------------    ------------

                               $ 10,778,100   $        155    $   (317,894)   $ 10,460,361
                               ============   ============    ============    ============
Investments in Restricted
  Equity Securities

Stock in Federal Home
  Loan Bank, at cost           $    239,600   $         --    $         --    $    239,600
                               ============   ============    ============    ============


                                                     December 31, 1998
                               -------------------------------------------------------------
                                                  Gross          Gross
                                Amortized      Unrealized      Unrealized        Fair
                                   Cost           Gains          Losses          Value
                               ------------   ------------    ------------    ------------
Available-for-Sale

U.S. Treasury & U. S. Agency   $  3,000,000   $     26,522    $         --    $  3,026,522
Mortgage-backed securities        9,691,648         39,208         (16,759)      9,714,097
Agency for International
  Development bonds               1,775,661             --              --       1,775,661
                               ------------   ------------    ------------    ------------

                               $ 14,467,309   $     65,730    $    (16,759)   $ 14,516,280
                               ============   ============    ============    ============

Investments in Restricted
  Equity Securities

Stock in Federal Home
  Loan Bank, at cost           $    227,100   $         --    $         --    $    227,100
                               ============   ============    ============    ============

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.   INVESTMENT SECURITIES (continued)

     Gross realized gains and losses on sales of securities were as follows:

        Gains     Losses
        -----     ------
1999   $   491   $    --
1998        --        --
1997    18,863     3,823

     Investments in restricted equity securities consist of stock of the Federal Home Loan Bank. These investments' fair values are based on the recoverability of their par value. The Bank is required to maintain an investment balance in FHLB stock equal to 5% of its outstanding advances with the Federal Home Loan Bank (see Note 7). These investments are pledged as collateral against borrowings from the FHLB.

     The amortized cost and fair value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                    Amortized       Fair
                                      Cost          Value
                                   -----------   -----------
Due in one year or less            $   500,000   $   500,155
Due from one year to five years      3,819,528     3,711,398
Due from five years to ten years     1,698,990     1,629,470
Due after ten years                  4,759,582     4,619,338
                                   -----------   -----------

                                   $10,778,100   $10,460,361
                                   ===========   ===========


     For purposes of the maturity table, mortgage-backed securities, which are not due at a single maturity date, have been allocated over maturity groupings based on the weighted-average contractual maturities of underlying collateral. The mortgage-backed securities may mature earlier than their weighted-average contractual maturities because of principal prepayments.

     Investment securities with an approximate cost of $3,658,000 and $4,043,000 and an approximate fair value of $3,562,000 and $4,043,000 at December 31, 1999 and 1998, respectively, were pledged to secure public deposits and for other purposes as required or permitted by law.

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.   LOANS

     The components of loans in the statements of condition at December 31, were as follows:

                                       (In Thousands)
                                   --------------------
                                     1999        1998
                                   --------    --------
Commercial                         $  2,218    $  1,783
Commercial real estate                2,310       1,755
Residential real estate              12,146      12,641
Consumer                              2,568       2,712
Agricultural                          6,663       3,279
Less:  Allowance for loan losses       (333)       (274)
                                   --------    --------
    Loans, net                     $ 25,572    $ 21,896
                                   ========    ========

     An analysis of the change in the allowance for loan losses follows:

                                        1999         1998         1997
                                     ---------    ---------    ---------
Balance, beginning of year           $ 273,524    $ 238,371    $ 254,819
Loans charged off                      (26,109)      (5,778)      (3,613)
Recoveries                               4,249       14,643        1,665
Provision (credit) for loan losses      81,700       26,288      (14,500)
                                     ---------    ---------    ---------
Balance, end of year                 $ 333,364    $ 273,524    $ 238,371
                                     =========    =========    =========

     Impairment of loans having recorded investments of $15,832 and $22,778 at December 31, 1999 and 1998, respectively, has been recognized in conformity with FASB Statement No. 114, as amended by FASB Statement No. 118. The average recorded investment in impaired loans for 1999 and 1998 was approximately $19,000 and $23,000, respectively. No allowance for loan loss has been recognized on these loans due to collateral values exceeding the loan values. The Bank is not committed to lend additional funds to debtors whose loans have been modified.

     Loans having aggregate carrying values of $15,830 and $17,954 were transferred to foreclosed real estate as of December 31, 1999 and 1998, respectively.

5.   TIME DEPOSITS

     At December 31, 1999, the scheduled maturities of time deposits are as follows: (in thousands)

Within 3 months or less           $ 7,002
Over 3 months through 12 months     9,110
Over 1 year through 5 years           810
                                  -------
                                  $16,922
                                  =======


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   PREMISES AND EQUIPMENT

     Components of premises and equipment included in the statements of condition at December 31, 1999 and 1998 were as follows:

                                     1999            1998
                                  -----------    -----------
Cost:
   Land                           $   249,730    $   249,730
   Buildings                        1,402,896      1,278,978
   Furniture and equipment            541,498        692,884
                                  -----------    -----------
Total cost                          2,194,124      2,221,592
Less:  accumulated depreciation    (1,719,821)    (1,649,378)
                                  -----------    -----------
   Net book value                 $   474,303    $   572,214
                                  ===========    ===========

     Depreciation expense amounted to $110,633, $118,517, and $121,111 for the years ended December 31, 1999, 1998, and 1997, respectively.

7.   NOTES PAYABLE

     The Bank is eligible to borrow funds from the Federal Home Loan Bank under an Advances, Collateral Pledge and Security Agreement dated April 20, 1994. Under this agreement, the Bank can receive advances up to a maximum amount, based on the value of collateral pledged as determined by FHLB guidelines. Each advance has a fixed rate, determined as of the date of the advance and a repayment term of 113-132 months. All advances are secured by a blanket floating lien on all of the Bank's 1-4 residential single family first mortgage loans, Federal Home Loan Bank stock and deposits with the Federal Home Loan Bank.

     Although eligible for advances, the Bank is no longer drawing funds under this agreement, and did not make any draws during the three year period ended December 31, 1999.

     Scheduled future principal payments of advances outstanding as of December 31, 1999 are as follows:


2000         $143,277
2001          148,052
2002          159,568
2003          171,985
2004          157,000
Thereafter    147,071
             --------

             $926,953
             ========

     The weighted average interest rate of all advances outstanding as of December 31, 1999 was 7.55%. Interest expense on these advances amounted to $73,978, $83,227, and $91,786 for 1999, 1998, and 1997, respectively.


                                      -19-


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES

     The Company and the subsidiary Bank file a consolidated income tax return. The reasons for the differences between the statutory federal income tax rates and the effective tax rates applied to income before income taxes and extraordinary items are summarized as follows:

                                    1999                1998                 1997
                              ----------------    ----------------    -----------------
                                Amount     %       Amount      %       Amount       %
                              ---------   ----    ---------   ----    ---------    ----
Tax based on statutory rate   $ 190,323   34.0%   $ 179,581   34.0%   $ 152,043    34.0%
Other                            15,892    2.8        4,068     .8      (20,828)   (4.7)
                              ---------   ----    ---------   ----    ---------    ----

Effective tax rates           $ 206,215   36.8%   $ 183,649   34.8%   $ 131,215    29.3%
                              =========   ====    =========   ====    =========    ====

     In accordance with Statement of Financial Accounting Standards No. 109, deferred income taxes are provided on the tax effect of changes in temporary differences. Deferred tax assets are subject to a valuation allowance if their realization is less likely than not. Deferred tax assets (liabilities) which are included in accrued expenses and other liabilities on the accompanying statements of condition are comprised of the following at December 31:

                                                       1999         1998
                                                    ---------    ---------
Unrealized investment gains - available-for-sale    $      --    $ (16,650)
Stock dividends received on investments               (21,624)     (17,374)
Allowance for loan losses                            (168,238)    (196,169)
                                                    ---------    ---------
    Gross deferred tax liability                     (189,862)    (230,193)
                                                    ---------    ---------

Unrealized investment losses - available-for-sale   $ 108,031    $      --
Net operating loss carryforward                            --       38,240
Depreciation on premises and equipment                  3,400        6,920
Business credit carryforwards and other                    --       39,499
                                                    ---------    ---------
    Gross deferred tax asset                          111,431       84,659
                                                    ---------    ---------

    Net deferred tax liability                      $ (78,431)   $(145,534)
                                                    =========    =========

     The consolidated provision for income taxes is summarized as follows:

                            1999       1998       1997
                          --------   --------   --------
Taxes payable currently   $148,637   $  9,045   $  5,557
Deferred tax expense        57,578    174,604    125,658
                          --------   --------   --------

                          $206,215   $183,649   $131,215
                          ========   ========   ========


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


9.   RELATED PARTIES

     Certain officers, directors, and their affiliates were indebted to the Bank in the aggregate amounts of $ 1,514,964 and $1,260,208 at December 31, 1999 and 1998, respectively. During 1999 and 1998, $2,761,744 and $1,587,264 of
     new loans and advances were made, and loan repayments totaled $2,506,988 and $1,706,874, respectively.

     As of December 31, 1999, related party deposits were approximately $1,450,000.

10.  LEGAL CONTINGENCIES

     The Company and its subsidiary are parties to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the Company.

11.  EXTRAORDINARY GAIN

     In years prior to 1998, the Company had been a plaintiff in an action seeking declaration of the amount due under promissory notes held by a defendant creditor comprised of a group of individuals, including stockholders of the Company. These notes evidenced advances originally made to Great Guaranty Bancshares in 1987-88. In its reconventional demand, the defendant sought judgment on the notes and, in the alternative, 90% of the capital stock of the holding company in exchange for cancellation of the notes. After trial on the merits in August 1994, the defendant's alternative demand for delivery of holding company stock in exchange for cancellation of indebtedness was denied, but judgment for approximately $3.6 million was awarded against the holding company on the notes. The trial court's judgment was appealed by both parties.

     In 1995 the Company delivered to the defendants the judgment amount, with reservation of all rights on appeal. In December 1996, the appellate court modified the trial court's judgment and reduced the amount due to the defendant to approximately $1.8 million.

     In April 1997 the Supreme Court of Louisiana reviewed the appellate court's ruling and re-affirmed.

     The extraordinary gain recognized in the accompanying statement of income results from the forgiveness of the debt equal to the unpaid principal amount of the original notes payable plus accrued interest, less the amount ultimately declared as payable to the holders of the notes. Also included in the extraordinary gain is related interest income on the excess of the delivery amount over the ultimate amount due to the defendant plus related court costs.

     The gain is tax effected to the extent of taxable amounts. Some of the gain was applied retroactively, thereby utilizing tax benefits of previous years that had previously expired. The tax effect of $294,953 consists of amortization of deferred tax assets representing net operating losses carried forward.

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


12.  REGULATORY MATTERS

     The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

     Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1999, that the Bank meets all capital adequacy requirements to which it is subject.

     As of December 31, 1999, the most recent notification from the Louisiana Office of Financial Institutions categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. Categorization criteria are based on maintenance of minimum total risk-based, Tier I risk-based and Tier I leverage ratios as set forth in the following table (in thousands):

                                                                                                       To Be Well
                                                                                                   Capitalized Under
                                                                    For Capital                    Prompt Corrective
                                        Actual                  Adequacy Purposes:                 Action Provisions:
                                   ----------------      -------------------------------     ------------------------------
                                   Amount     Ratio      Amount              Ratio           Amount            Ratio
                                   ------     -----      ------       ------------------     ------     -------------------
As of December 31, 1999:
  Total Capital
    (to Risk Weighted Assets)      $3,353     16.7%      $1,609       > than or = to 8.0%    $2,012     > than or = to 10.0%
  Tier I Capital
    (to Risk Weighted Assets)       3,101     15.4%         805       > than or = to 4.0%     1,207     > than or = to  6.0%
  Tier I Capital
    (to Average Assets)             3,101      7.5%       1,650       > than or = to 4.0%     2,062     > than or = to  5.0%

As of December 31, 1998:
  Total Capital
    (to Risk Weighted Assets)     $ 2,983     15.6%     $ 1,528       > than or = to 8.0%    $1,911     > than or = to 10.0%
  Tier I Capital
    (to Risk Weighted Assets)       2,745     14.4%         764       > than or = to 4.0%     1,146     > than or = to  6.0%
  Tier I Capital
    (to Average Assets)             2,745      6.5%       1,665       > than or = to 4.0%     2,081     > than or = to  5.0%

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


13.  RESTRICTIONS ON DIVIDENDS

     Federal and state banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to current year's net profits plus the prior year's retained net profits. The Bank can declare without the approval of the Commissioner, dividends totaling $278,059 more than its retained net earnings during the year ending December 31, 2000.

     In addition, dividends paid by the Bank to the Company would be prohibited if the effect thereof would cause the Bank's capital to be reduced below applicable minimum capital requirements.

14.  EMPLOYEE BENEFITS

     The Bank maintains a 401(k) plan for its employees, which allows them to make contributions to the plan with pre-tax salary reductions. The Bank matches contributions dollar for dollar up to three percent of employees' gross salary. Contributions to the plan were $23,346, $23,453 and $23,809 for 1999, 1998, and 1997, respectively.

15.  OFF-BALANCE SHEET ACTIVITIES

     Credit-Related Financial Statements. The Bank is a party to credit related financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and commercial letters of credit. Such commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets.

     The Bank's exposure to credit loss is represented by the contractual amount of these commitments. The Bank follows the same credit policies in making commitments as it does for on-balance-sheet instruments.

     At December 31, 1999, the following financial instruments were outstanding whose contract amounts represent credit risk:

Unfunded commitments under lines of credit   $3,484,245
Credit card arrangements                        406,339

     Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The commitments for equity lines of credit may expire without being drawn upon. Therefore, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if it is deemed necessary by the Bank, is based on management's credit evaluation of the customer.

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


15.  OFF-BALANCE SHEET ACTIVITIES (continued)

     Unfunded commitments under commercial lines-of-credit, revolving credit lines and overdraft protection agreements are commitments for possible future extensions of credit to existing customers. These lines-of-credit may or may not be drawn upon to the total extent to which the Bank is committed. Future draws on lines of credit are subject to the same collateral, terms and other conditions as draws which have been funded to date.+

     Commercial and standby letters-of-credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those letters-of-credit are primarily issued to support public and private borrowing arrangements. Essentially all letters of credit issued have expiration dates within one year. The credit risk involved in issuing letters-of-credit is essentially the same as that involved in extending loan facilities to customers. The Bank generally holds collateral supporting those commitments if deemed necessary.

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair values, and related carrying or notional amounts, of the Bank's financial instruments are as follows:

                                      December 31, 1999   December 31, 1998
                                      -----------------   -----------------
                                      Carrying   Fair     Carrying   Fair
                                       Amount    Value     Amount    Value
                                      --------   ------   --------   ------
                                        (in thousands)      (in thousands)
Financial assets:
  Cash and due from banks,
     interest-bearing deposits with
     banks, and federal funds sold    $ 2,954   $ 2,954   $ 4,371   $ 4,371
  Securities available-for-sale        10,460    10,460    14,516    14,516
  Restricted equity securities            240       240       227       227
  Loans receivable                     25,572    25,598    21,896    22,427
  Accrued interest receivable             369       369       302       302

Financial liabilities:
  Deposit liabilities                  36,069    36,079    37,259    37,396
  Short-term borrowings                    --        --       600       600
  Long-term debt                          927       972     1,055     1,190


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


17.  BANK ONLY FINANCIAL STATEMENTS

                                                                     PAGE 1 OF 2
                        STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1999 AND 1998


                                   A S S E T S

                                                  1999         1998
                                              -----------   -----------
Cash and due from banks                       $ 2,161,137   $ 2,194,636
Interest-bearing deposits with banks              792,408     2,175,631
Federal funds sold                                     --            --
Investment securities - available-for-sale     10,460,361    14,516,280
Restricted investments in equity securities       239,600       227,100
Loans, net of allowance for loan losses        25,572,115    21,896,375
Properties and equipment, net                     474,303       572,214
Accrued interest receivable                       369,234       301,585
Other assets                                       35,035        87,042
                                              -----------   -----------


     TOTAL ASSETS                             $40,104,193   $41,970,863
                                              ===========   ===========


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


17.  BANK ONLY FINANCIAL STATEMENTS (continued)

                                                                     PAGE 2 OF 2
                        STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1999 AND 1998


                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                    1999            1998
                                                ------------    ------------
LIABILITIES
  Demand deposits                               $  5,958,992    $  6,198,889
  NOW deposits                                     6,288,966       6,400,995
  Savings deposits                                 6,935,700       7,714,140
  Time deposits, $100,000 and over                 2,785,184       1,991,493
  Other time deposits                             14,136,991      14,953,003
                                                ------------    ------------
     Total deposits                               36,105,833      37,258,520

  Notes payable                                      926,953       1,055,227
  Accrued expenses and other liabilities             180,147         279,842
  Federal funds purchased and securities sold
   under agreements to repurchase                         --         600,000
                                                ------------    ------------
     Total liabilities                            37,212,933      39,193,589
                                                ------------    ------------

COMMITMENTS AND CONTINGENT LIABILITIES                    --              --

STOCKHOLDER'S EQUITY
  Common stock - $7.50 par value
  Authorized - 200,000 shares; issued
   and outstanding - 96,242 shares                   721,815         721,815
  Additional paid-in capital                       5,201,524       5,123,569
  Accumulated deficit                             (2,822,371)     (3,100,431)
  Accumulated other comprehensive income            (209,708)         32,321
                                                ------------    ------------
     Total stockholder's equity                    2,891,260       2,777,274
                                                ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY      $ 40,104,193    $ 41,970,863
                                                ============    ============


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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  BANK ONLY FINANCIAL STATEMENTS (continued)

                                                                     Page 1 of 2
                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                           1999           1998         1997
                                                        -----------   -----------   -----------
INTEREST INCOME
  Interest and fees on loans                            $ 2,243,567   $ 2,048,586   $ 1,925,791
  Interest on investment securities                         756,025       824,878     1,185,028
  Interest on federal funds sold                             26,657       107,007        35,485
  Interest on deposits with banks                            79,995        91,473        29,856
                                                        -----------   -----------   -----------
     Total interest income                                3,106,244     3,071,944     3,176,160
                                                        -----------   -----------   -----------

INTEREST EXPENSE
  Interest on deposits                                    1,081,152     1,115,603     1,072,050
  Interest on notes payable                                  73,978        83,227        91,786
  Interest on federal funds purchased and securities
   sold under agreements to repurchase                        5,837         1,459        17,141
                                                        -----------   -----------   -----------
     Total interest expense                               1,160,967     1,200,289     1,180,977
                                                        -----------   -----------   -----------

NET INTEREST INCOME                                       1,945,277     1,871,655     1,995,183

  Provision (credit) for loan losses                         81,700        26,288       (14,500)
                                                        -----------   -----------   -----------


NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                               1,863,577     1,845,367     2,009,683
                                                        -----------   -----------   -----------


NON-INTEREST INCOME
  Service charges on deposit accounts                       297,973       316,317       305,781
  Other service charges and fees                             25,402        19,461        22,229
  Other income                                                2,537         1,200        22,869
                                                        -----------   -----------   -----------
              Total non-interest income                     325,912       336,978       350,879
                                                        -----------   -----------   -----------

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


                            GREAT GUARANTY BANCSHARES
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  BANK ONLY FINANCIAL STATEMENTS (CONTINUED)

                                                                     PAGE 2 OF 2
                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997


                                     1999         1998         1997
                                  ----------   ----------   ----------
NON-INTEREST EXPENSES
 Salaries and employee benefits   $  855,473   $  899,954   $  914,462
 Occupancy expense                   205,143      219,859      234,281
 Data processing fees                110,953      114,369      103,215
 Legal fees                            6,451        8,624       20,534
 Other expense                       359,134      374,934      358,121
                                  ----------   ----------   ----------
     Total non-interest expense    1,537,154    1,617,740    1,630,613
                                  ----------   ----------   ----------


INCOME BEFORE TAXES                  652,335      564,605      729,949

 Income tax expense                  245,930      193,849      223,992
                                  ----------   ----------   ----------

NET INCOME                        $  406,405   $  370,756   $  505,957
                                  ==========   ==========   ==========

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  PARENT ONLY FINANCIAL STATEMENTS


                   CONDENSED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1999 AND 1998



                                   ASSETS

                                                                       1999           1998
                                                                   -----------    -----------
Cash in subsidiary bank                                            $    36,813    $    36,872
Investment in subsidiary                                             2,891,260      2,777,274
Deferred tax asset                                                          --         38,241
                                                                   -----------    -----------

     Total Assets                                                  $ 2,928,073    $ 2,852,387
                                                                   ===========    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Accrued dividends payable                                          $    35,843    $    35,843
                                                                   -----------    -----------
     Total Liabilities                                                  35,843         35,843
                                                                   -----------    -----------

Preferred stock - Series A, no par; 500,000 shares authorized;
  -0- shares issued and outstanding                                         --             --
Preferred stock - Series B, no par; 2,000,000 shares authorized;
  -0- shares issued and outstanding                                         --             --
Common stock - $7.50 par value; 500,000 shares
  authorized; 143,374 shares issued and outstanding                  1,075,305      1,075,305
Additional paid-in capital                                           2,411,471      2,411,471
Accumulated deficit                                                   (384,838)      (702,553)
Accumulated other comprehensive income                                (209,708)        32,321
                                                                   -----------    -----------
     Total Stockholders' Equity                                      2,892,230      2,816,544
                                                                   -----------    -----------

     Total Liabilities and Stockholders' Equity                    $ 2,928,073    $ 2,852,387
                                                                   ===========    ===========

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  PARENT ONLY FINANCIAL STATEMENTS (CONTINUED)

                         CONDENSED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


                                                     Years ended December 31,
                                            -----------------------------------------
                                                1999          1998            1997
                                            -----------    -----------    -----------
INCOME
  Dividends received from Subsidiary Bank   $   128,343    $   235,000    $ 1,521,865
                                            -----------    -----------    -----------


EXPENSES
  Interest expense                                   --         14,286        174,679
  Legal fees                                     72,287          8,260         82,721
  Other expenses                                 20,273         13,878         25,365
                                            -----------    -----------    -----------
                                                 92,560         36,424        282,765
                                            -----------    -----------    -----------

INCOME BEFORE EQUITY IN
  UNDISTRIBUTED EARNINGS
  OF SUBSIDIARY                                  35,783        198,576      1,239,100

  Equity in undistributed earnings
     of subsidiary                              278,060        135,755     (1,015,908)
                                            -----------    -----------    -----------


INCOME BEFORE TAXES AND
  EXTRAORDINARY GAIN                            313,843        334,331        223,192

Income tax expense (benefit)                    (39,715)       (10,200)       (92,777)
                                            -----------    -----------    -----------

INCOME BEFORE EXTRAORDINARY
  GAIN                                          353,558        344,531        315,969

EXTRAORDINARY GAIN
  (Net of income tax)                                --             --      1,922,752
                                            -----------    -----------    -----------

NET INCOME                                  $   353,558    $   344,531    $ 2,238,721
                                            ===========    ===========    ===========

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


                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  PARENT ONLY FINANCIAL STATEMENTS (CONTINUED)

                       CONDENSED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


                                                                              Years ended December 31,
                                                                     -----------------------------------------
                                                                         1999           1998           1997
                                                                     -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                         $   353,558    $   344,531    $ 2,238,721
  Adjustments to reconcile net income to
    cash  provided by operating activities:
  Extraordinary item                                                          --             --     (1,922,752)
  Equity in undistributed earnings
    of subsidiary                                                       (278,060)      (135,755)     1,015,908
  Changes in operating assets and liabilities:
    Accrued interest payable                                                  --         (3,267)       (55,210)
  Income tax benefit derived from tax
    loss generated                                                       (39,714)       (10,200)       (92,777)
                                                                     -----------    -----------    -----------

  Cash provided by operating activities                                   35,784        195,309      1,183,890
                                                                     -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Principal payments on notes payable                                         --       (165,000)    (2,935,000)
  Redemption of preferred stock                                               --             --       (299,476)
  Dividends paid                                                         (35,843)       (35,843)            --
  Settlements received                                                        --             --      2,217,705
  Payments on amounts due subsidiary                                          --             --       (127,134)
                                                                     -----------    -----------    -----------
    Cash used in financing activities                                    (35,843)      (200,843)    (1,143,905)
                                                                     -----------    -----------    -----------

Net increase (decrease) in cash                                              (59)        (5,534)        39,985

Cash - beginning of year                                                  36,872         42,406          2,421
                                                                     -----------    -----------    -----------

Cash - end of year                                                   $    36,813    $    36,872    $    42,406
                                                                     ===========    ===========    ===========

Supplemental disclosure of cash flow information:
  Cash paid for:
    Interest                                                         $        --    $    17,552    $   229,889
                                                                     ===========    ===========    ===========
    Income taxes                                                     $        --    $        --    $        --
                                                                     ===========    ===========    ===========

                                   [P&N LOGO]

                        GREAT GUARANTY BANCSHARES, INC.
                                  P. O. BOX 10
                           NEW ROADS, LOUISIANA 70760

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS H. T. OLINDE, JR. AND F. GREGORY ROY AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNED BELOW, ALL THE SHARES OF COMMON STOCK OF GREAT GUARANTY BANCSHARES HELD OF RECORD BY UNDERSIGNED ON MARCH 12, 2000, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2000 OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                       (PLEASE DATE AND SIGN ON REVERSE)




                                        I PLAN TO ATTEND MEETING: [ ] YES [ ] NO

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted
for Proposals 1 and 2. Account Number:        # of Shares
                                      -------            ------

1.  ELECTION OF DIRECTORS:                                                 Joseph L. Dabadie, Dr. Donald Doucet,
    FOR all nominees listed (except as marked to the contrary)             Craig A. Major, Sylvester Muckleroy, H. T.
                                                              ------       Olinde, Jr., J. Layne Orillion, F.Gregory
    WITHHOLD AUTHORITY to vote for all nominees listed                     Roy, Chad Soprano. (Instruction: To
                                                       -------             withhold authority to vote for any
2.  In their discretion, the Proxies are authorized to vote upon such      individual nominee, write that nominee's
    other business as may properly come before the meeting.                name(s) on the space provided below.)


For           Against             Abstain
   --------           ---------           ---------               --------------------------------------------------------
                                                              Dated:
                                                                     -----------------------------------------------------
                                                              Signature:
                                                                        --------------------------------------------------
                                                              Signature if held jointly:
                                                                                        ----------------------------------

                                                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                 PROMPTLY USING THE ENCLOSED ENVELOPE.